UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  December 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of October 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR28)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-30              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR28 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of October 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Greenpoint Mortgage Funding, Inc., as seller, Washington Mutual Mortgage Securities Corp., as seller and servicer, Fairbanks Capital Corp., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On December 26, 2002 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSFB  MORTGAGE-BACKED  PASS-THROUGH  CERTIFICATES,  SERIES 2002-AR28
------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  January 3, 2003           By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 26, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR28
                                Statement to Certificate Holders
                                      December 26, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1       62,160,000.00     62,107,967.34     956,750.05    226,453.22    1,183,203.27     0.00            0.00       61,151,217.29
IA2       57,420,000.00     57,372,034.99     883,794.78    238,062.69    1,121,857.47     0.00            0.00       56,488,240.21
IIA1     140,489,000.00    139,859,529.73   2,747,981.27    648,085.10    3,396,066.37     0.00            0.00      137,111,548.46
IIA2      23,375,000.00     23,270,266.76     457,217.73     91,269.76      548,487.49     0.00            0.00       22,813,049.03
IIA3      57,950,000.00     57,690,351.19   1,133,508.78    225,261.32    1,358,770.10     0.00            0.00       56,556,842.41
IIA4       1,521,000.00      1,514,185.06      29,750.94      7,016.47       36,767.41     0.00            0.00        1,484,434.12
IIIA1     82,848,000.00     80,681,419.71   2,607,647.68    130,614.25    2,738,261.93     0.00            0.00       78,073,772.03
AR               100.00              0.00           0.00          0.00            0.00     0.00            0.00                0.00
IIIM1      2,398,000.00      2,398,000.00           0.00      5,017.82        5,017.82     0.00            0.00        2,398,000.00
IIIM2      1,962,802.00      1,962,802.00           0.00      5,712.84        5,712.84     0.00            0.00        1,962,802.00
CB1        8,144,000.00      8,140,008.11       3,982.88     36,344.59       40,327.47     0.00            0.00        8,136,025.23
CB2        2,714,000.00      2,712,669.70       1,327.30     12,111.89       13,439.19     0.00            0.00        2,711,342.40
CB3        3,800,000.00      3,798,137.38       1,858.41     16,958.43       18,816.84     0.00            0.00        3,796,278.97
CB4        1,810,000.00      1,809,112.80         885.19      8,077.57        8,962.76     0.00            0.00        1,808,227.61
CB5        1,266,000.00      1,265,379.45         619.15      5,649.83        6,268.98     0.00            0.00        1,264,760.30
CB6        1,267,504.00      1,266,882.72         619.88      5,656.55        6,276.43     0.00            0.00        1,266,262.84
TOTALS   449,125,406.00    445,848,746.94   8,825,944.04  1,662,292.33   10,488,236.37     0.00            0.00      437,022,802.90

IX        62,160,000.00     62,107,967.34           0.00     31,261.01       31,261.01     0.00            0.00       61,151,217.29
IIX       81,325,000.00     80,960,617.95           0.00     58,626.55       58,626.55     0.00            0.00       79,369,891.44
IIIX               0.00              0.00           0.00    300,025.94      300,025.94     0.00            0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1     22541NNM7      999.16292375     15.39173182     3.64306982      19.03480164          983.77119192    IA1      4.375346 %
IA2     22541NNN5      999.16466371     15.39175862     4.14598903      19.53774765          983.77290509    IA2      4.979346 %
IIA1    22541NNP0      995.51943376     19.56011695     4.61306650      24.17318345          975.95931681    IIA1     5.560594 %
IIA2    22541NNQ8      995.51943358     19.56011679     3.90458866      23.46470545          975.95931679    IIA2     4.706594 %
IIA3    22541NNR6      995.51943382     19.56011700     3.88716687      23.44728387          975.95931682    IIA3     4.685594 %
IIA4    22541NPJ2      995.51943458     19.56011834     4.61306377      24.17318212          975.95931624    IIA4     5.560594 %
IIIA1   22541NNS4      973.84873153     31.47508304     1.57655284      33.05163589          942.37364849    IIIA1    1.880000 %
AR      22541NPD5        0.00000000      0.00000000     0.00000000       0.00000000            0.00000000    AR       4.979346 %
IIIM1   22541NNY1    1,000.00000000      0.00000000     2.09250209       2.09250209        1,000.00000000    IIIM1    2.430000 %
IIIM2   22541NNZ8    1,000.00000000      0.00000000     2.91055338       2.91055338        1,000.00000000    IIIM2    3.380000 %
CB1     22541NPA1      999.50983669      0.48905697     4.46274435       4.95180133          999.02077972    CB1      5.357920 %
CB2     22541NPB9      999.50983788      0.48905674     4.46274503       4.95180177          999.02078113    CB2      5.357920 %
CB3     22541NPC7      999.50983684      0.48905526     4.46274474       4.95180000          999.02078158    CB3      5.357920 %
CB4     22541NPE3      999.50983425      0.48905525     4.46274586       4.95180110          999.02077901    CB4      5.357920 %
CB5     22541NPF0      999.50983412      0.48906003     4.46274092       4.95180095          999.02077409    CB5      5.357920 %
CB6     22541NPG8      999.50983981      0.48905566     4.46274726       4.95180291          999.02078416    CB6      5.357920 %
TOTALS                 992.70435603     19.65140231     3.70117635      23.35257866          973.05295372

IX      22541NNV7      999.16292375      0.00000000     0.50291200       0.50291200          983.77119192    IX       0.604000 %
IIX     22541NNW5      995.51943375      0.00000000     0.72089210       0.72089210          975.95931682    IIX      0.868964 %
--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4494
                               Fax: 212) 623-5930
                           Email: mark.volosov@chase.com



                                      -6-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.




                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR28
                                        Statement to Certificate Holders
                                               December 26, 2002


Section 4.04(a)(i)              Scheduled Principal Payments (Total)                                            242,983.96
                                Group 1                                                                          82,243.58
                                Group 2                                                                          94,371.05
                                Group 3                                                                          66,369.33

                                Principal Prepayments (Total)                                                 8,517,400.55
                                Group 1                                                                       1,762,620.33
                                Group 2                                                                       4,279,061.39
                                Group 3                                                                       2,475,718.83

                                Repurchase Principal (Total)                                                          0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

                                Substitution Amounts (Total)                                                          0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

                                Net Liquidation Proceeds (Total)                                                      0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

                                Insurance Proceeds (Total)                                                            0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

                                Other Principal (Total)                                                               0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

Section 4.04(a)(v)              Beginning Number of Loans Outstanding (Total)                                         1,173
                                Group 1                                                                                 322
                                Group 2                                                                                 602
                                Group 3                                                                                 249

                                Beginning Aggregate Loan Balances (Total)                                    446,219,231.81
                                Group 1                                                                      126,102,359.03
                                Group 2                                                                      234,704,166.58
                                Group 3                                                                       85,412,706.20

                                Ending Number of Loans Outstanding (Total)                                            1,153
                                Group 1                                                                                 318
                                Group 2                                                                                 592
                                Group 3                                                                                 243

                                Ending Aggregate Loan Balances (Total)                                       437,458,847.30
                                Group 1                                                                      124,257,495.12
                                Group 2                                                                      230,330,734.14
                                Group 3                                                                       82,870,618.04

Section 4.04(a)(vi)             Master Servicing Fees (Total)                                                      1,310.10
                                Group 1                                                                              386.65
                                Group 2                                                                              587.03
                                Group 3                                                                              336.42

                                Servicing Fees (Total, including PMI and Trust Admin Fees)                       142,206.71
                                Group 1                                                                           41,960.79
                                Group 2                                                                           80,401.04
                                Group 3                                                                           19,844.88


                                     -7-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR28
                                        Statement to Certificate Holders
                                            December 26, 2002



Section 4.04(a)(viii)           Current Advances (Total)                                                                N/A
                                Group 1                                                                                 N/A
                                Group 2                                                                                 N/A
                                Group 3                                                                                 N/A

                                Outstanding Advances (Total)                                                            N/A
                                Group 1                                                                                 N/A
                                Group 2                                                                                 N/A
                                Group 3                                                                                 N/A

Section 4.04(a)(ix)             Delinquent Mortgage Loans
                                Group 1
                                                                        Principal
                                Category                Number          Balance                 Percentage
                                1 Month                 0                       0.00            0.00 %
                                2 Month                 0                       0.00            0.00 %
                                3 Month                 0                       0.00            0.00 %
                                Total                   0                       0.00            0.00 %

                                Group 2
                                                                        Principal
                                Category                Number          Balance                 Percentage
                                1 Month                 0                       0.00            0.00 %
                                2 Month                 0                       0.00            0.00 %
                                3 Month                 0                       0.00            0.00 %
                                Total                   0                       0.00            0.00 %

                                Group 3
                                                                        Principal
                                Category                Number          Balance                 Percentage
                                1 Month                  7            2,691,006.67              3.25 %
                                2 Month                  5            1,414,604.34              1.71 %
                                3 Month                  0                    0.00              0.00 %
                                 Total                  12            4,105,611.01              4.96 %

                                Group Totals
                                                                        Principal
                                Category                Number          Balance                 Percentage
                                1 Month                  7            2,691,006.67              0.62 %
                                2 Month                  5            1,414,604.34              0.32 %
                                3 Month                  0                    0.00              0.00 %
                                 Total                  12            4,105,611.01              0.94 %

                                * Delinquent Bankruptcies are included in the table above.

                                Bankruptcies
                                Group 1
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 2
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 3
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group Totals
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                * Only Current Bankruptcies are reflected in the table above.

                                Group 3 Balance of Bankruptcies Delinquent 31 to 60 days             0.00

                                * Above figure provided for calculation of Rolling 3 Month Delinquency Rate


                                     -8-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR28
                                        Statement to Certificate Holders
                                            December 26, 2002

                                Foreclosures
                                Group 1
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 2
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 3
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group Totals
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %


Section 4.04(a)(xi)             REO Properties
                                Group 1
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 2
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 3
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group Totals
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

Section 4.04(a)(xii)            Current Realized Losses (Total)                                                 0.00
                                Group 1                                                                         0.00
                                Group 2                                                                         0.00
                                Group 3                                                                         0.00

                                Cumulative Realized Losses (Total)                                              0.00
                                Group 1                                                                         0.00
                                Group 2                                                                         0.00
                                Group 3                                                                         0.00

Section 4.04(a)(xiii)           Weighted Average Term to Maturity (Deal)                                        356
                                Group 1                                                                         357
                                Group 2                                                                         357
                                Group 3                                                                         355

Group 3 Trigger Event           Trigger Event Occurrence
                                (Is Rolling 3 Month Delinquency Rate > the lesser of 6%
                                and the Sr.Enhancement% x 50%?)                                                  NO
                                Rolling 3 Month Delinquency Rate                                           1.47888 %
                                The lessor of 5.25% and the Sr.Enhancement% x 50%                          2.18699 %

Group 3 O/C Reporting           Targeted Overcollateralization Amount                                     436,044.01
                                Ending Overcollateralization Amount                                       436,044.01
                                Ending Overcollateralization Deficiency                                         0.00
                                Group I Monthly Excess Interest                                             2,101.71
                                Group II Monthly Excess Interest                                            3,911.74
                                Overcollateralization Release Amount                                            0.00
                                Monthly Excess Interest                                                   365,580.19
                                Payment to Class III-X                                                    300,020.67

                                Amounts on Deposit in the Basis Risk Reserve Fund
                                in excess of Required Amount to Class III-X                                     5.27




                                     -9-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

